J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Global Research Enhanced Index Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated February 2, 2016 to the Prospectuses and Summary Prospectuses dated March 1, 2015, as supplemented

Effective immediately, the portfolio manager information for JPMorgan Global Research Enhanced Index Fund (the “Fund”) in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Piera Elisa Grassi	2016	Executive Director
Ido Eisenberg	2014	Executive Director
James Cook	2014	Executive Director

In addition, the first paragraph in the section titled “The Fund’s Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

The Portfolio Managers

The Fund is managed by Piera Elisa Grassi, Ido Eisenberg and James Cook. Ms. Grassi, an Executive Director of JPMIM, has been a portfolio manager on the Global and International Research Enhanced Index team based in London and an employee since 2004. She was previously a portfolio manager and quantitative analyst for the Global Research Enhanced Index team. Mr. Eisenberg, an Executive Director of JPMIM and a CFA charterholder, has been a portfolio manager on the Global Research Enhanced Index and Europe Research Driven Process teams since 2010 and an employee since 2002. Previously, he worked in the Technology Application Development Group, where he developed and supported applications for the Global Research Enhanced Index Team. Mr. Cook, an Executive Director of JPMIM and a CFA charterholder, has been a portfolio manager on the Global Research Enhanced Index team since 2012 and on the JPMorgan Diversified Return Global Equity ETF since its inception in 2014 and an employee since 2007. He was previously a research analyst from 2010 to 2012 and an assistant research analyst prior to 2010.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES AND SUMMARY PROSPECTUSES FOR FUTURE REFERENCE

SUP-GREI-216